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                                                                    Exhibit 99.1

Press Release Dated October 31, 2000

j2 GLOBAL COMMUNICATIONS DISCLOSES PLANS TO BE CASH FLOW POSITIVE IN Q-4, 2001 COMPANY GETS IN STEP WITH REG. FD BY DISCLOSING 2001 STRATEGIES TO ANALYSTS, SHAREHOLDERS, AND MEDIA ON EARNINGS CALL

October 31, 2000-Hollywood, CA - j2 Global Communications, Inc., formerly JFAX.COM (NASDAQ-JCOM), in compliance with Regulation FD, is one of the first companies to dramatically restructure its quarterly conference calls by disclosing not only its earnings, but its strategies and financial forecasts through 2001.

"We want our shareholders, the media and the public at large to know who we are, what we are doing and why" says Steve Hamerslag, CEO and President of j2 Global Communications. "We experienced considerable changes this year, with our name change, our new products, our new website and, of course, our pending merger with eFax. We feel it is important to let our shareholders know, as we do internally, that j2 has a strategic road map and a very clear direction. Disclosing our plans in light of all our changes eliminates any confusion and brings our shareholders onto the same page with us."

To view the companies presentation, go to http://ss.j2.com/ss?click&j2&39e7677c
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The presentation will be available beginning at 11:30 am EST on 10-31-00.

j2's earnings call will be webcast at: www.videonewswire.com/j2/103100/
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About j2
j2 Global Communications is an Internet-based provider of messaging and communications services to individuals and businesses throughout the world. j2 was established in 1995 as JFAX.COM and began doing business under the name j2 Global Communications in August 2000 to better reflect its expanded customer-base and service-offerings. The name change will be considered and voted upon at j2's upcoming annual meeting of shareholders. The j2 Global network covers 157 cities in 14 countries and spans 4 continents. The company is headquartered in Hollywood, California. For more information on j2 and its services, visit www.j2.com or call 1-888-718-2000, or outside the U.S. & Canada call 1-323-860-
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9207. The company has produced a streaming video that describes its services and can be seen at http://ss.j2.com/ss?click&j2&39e7677c
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Safe Harbor for Forward-Looking Statements: Certain statements in this news release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations or beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.
Such statements address the following subjects: the proposed j2 Global/eFax merger; future operating results; subscriber growth and retention; broadcast faxing, advertising and other revenues; earnings growth and expectations; new products, services and features; corporate spending; liquidity; network capacity; regulatory developments, including the Company's ability to shape public policy in unified messaging. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: risks associated with the proposed j2 Global/eFax merger, including the inability to obtain required shareholder approvals and the risk that the j2 Global and eFax businesses will not be integrated
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successfully; risks relating to the Company's reliance on third parties to market its services; the Company's limited operating history; factors relating to increased competition, including competition from companies offering free or more comprehensive services; risks associated with technological change; uncertainties regarding the protection of proprietary technology; the risk of the failure to obtain necessary financing; the risk of loss of services of executive officers and other key employees; inability to introduce new products and services and inability to develop or achieve commercial acceptance for these new products and services; the risk of adverse changes in the U.S. regulatory environment surrounding unified messaging; and other factors set forth in the Company's filings with the Securities and Exchange Commission